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                                                                     EXHIBIT 4.1
COMMON                                                                    COMMON

               [LOGO OF MERCHANTS BANCSHARES, INC. APPEARS HERE]

MB

               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

THIS CERTIFICATE IS                         SEE REVERSE FOR CERTAIN DEFINITIONS
TRANSFERABLE IN
CHICAGO, ILLINOIS AND                                CUSIP 588447 10 2
NEW YORK, NEW YORK


This Certifies that


                                   SPECIMEN


is the record holder of

             FULLY PAID AND NON-ASSESSABLE COMMON CAPITAL STOCK,
                  PAR VALUE ONE DOLLAR ($1.00) PER SHARE, OF

                          MERCHANTS BANCSHARES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the seal of the Corporation.

                                        Dated

        PRESIDENT                       COUNTERSIGNED AND REGISTERED:
                                           HARRIS TRUST AND SAVINGS BANK
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                        BY

                                                            AUTHORIZED SIGNATURE
        SECRETARY

                                   [SEAL OF
                          MERCHANTS BANCSHARES, INC.
                                 APPEARS HERE]

         (C) SECURITY COLUMBIAN   UNITED STATES BANCSHARES CORPORATION

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               [LOGO OF MERCHANTS BANCSHARES, INC. APPEARS HERE]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

     TEN COM-- as tenants in       UNIF GIFT MIN ACT -- ______ Custodian _______
               common                                   (Cust)           (Minor)
     TEN ENT-- as tenants by                            Under Uniform Gifts to
               the entireties                           Minors
     JT TEN -- as joint tenants                         Act_____________________
               with right of                                    (State)
               survivorship and not
               tenants in common

    Additional abbreviations may also be used though not in the above list.

     NO HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE WILL HAVE ANY PREEMPTIVE RIGHT TO ACQUIRE ANY SHARES OR SECURITIES OF ANY KIND, WHETHER NOW OR HEREAFTER AUTHORIZED, WHICH MAY AT ANY TIME BE ISSUED, SOLD OR OFFERED FOR SALE BY THE CORPORATION.

     STATEMENTS DESCRIBING THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION ARE SET FORTH IN THE CORPORATION'S ARTICLES OF INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS. THE CORPORATION WILL FURNISH COPIES OF SUCH STATEMENTS TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
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                 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                          Shares
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of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                      ----------------------------------------------------------
                                                                        Attorney
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to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.


Dated
      ------------------------


              NOTICE:                   X
        THE SIGNATURE(S) TO              ---------------------------------------
        THIS ASSIGNMENT MUST                            (SIGNATURE)
        CORRESPOND WITH THE
        NAME(S) AS WRITTEN          \
        UPON THE FACE OF THE  -------
        CERTIFICATE IN EVERY        /
        PARTICULAR WITHOUT
        ALTERATION OR EN-               X
        LARGEMENT OR ANY                 ---------------------------------------
        CHANGE WHATEVER.                                (SIGNATURE)

                                        ----------------------------------------
                                        |THE SIGNATURE(S) SHOULD BE GUARANTEED |
                                        |BY AN ELIGIBLE "GUARANTOR INSTITUTION"|
                                        |AS DEFINED IN RULE 17Ad-15 UNDER THE  |
                                        |SECURITIES EXCHANGE ACT OF 1934, AS   |
                                        |AMENDED.                              |
                                        |--------------------------------------|
                                        |SIGNATURE(S) GUARANTEED BY:           |
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